UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 23, 2020

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01. Other Events.

On July 24, 2020, Rite Aid Corporation (the “Company”) announced the final tender results of its previously announced offer to exchange (the “Exchange Offer”) up to $1.125 billion aggregate principal amount of its outstanding 6.125% Senior Notes due 2023 (the “Old Notes”) for newly issued 8.000% Senior Secured Notes due 2026 (the “New Notes”) and cash. $1,062,682,000 aggregate principal amount of Old Notes were validly tendered as of the expiration time of the Exchange Offer. The Company will issue $849,918,000 aggregate principal amount of New Notes and, following the settlement date, $90,808,000 aggregate principal amount of Old Notes will remain outstanding. The Company expects the settlement date to occur on July 27, 2020. A copy of the press release announcing the final results, and which describes the final results in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Neither the press release filed herewith nor this Current Report on Form 8-K constitutes an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

The Exchange Offer and the issuance of the New Secured Notes have not been and will not be registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws, and, unless so registered, the New Secured Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof. Accordingly, the New Secured Notes were offered and will be issued only to holders that are (i) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (ii) persons outside the United States, that are not “U.S. persons” in compliance with Regulation S under the Securities Act and that are not acquiring the New Secured Notes for the account or benefit of a U.S. person.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release announcing the final results of the Exchange Offer, dated July 24, 2020.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:	July 24, 2020	By:	/s/ Matthew Schroeder
		Name:	Matthew Schroeder
		Title:	Chief Financial Officer